COLLEGE RETIREMENT EQUITIES FUND (“CREF”)

SUPPLEMENT NO. 1
dated October 13, 2023
to the Statement of Additional Information (“SAI”)
dated May 1, 2023

CREF is currently overseen by a Board of Trustees whose eleven members (“TC Board Members”) also serve on the boards/management committee of TIAA-CREF Funds (“TC Funds”), TIAA-CREF Life Funds (“TC Life Funds”) and TIAA Separate Account VA-1 (“VA-1”), each of which is advised by Teachers Advisors, LLC (“Advisors”). Another group of funds advised by Nuveen Fund Advisors, LLC (“NFAL”) are currently overseen by a separate board (referred to herein as the “Nuveen Funds,” and board members thereof as the “Nuveen Board Members”).

The TC Board Members and the Nuveen Board Members separately determined to approve the alignment and consolidation of the membership of these boards so that the TC Funds, TC Life Funds and the Nuveen Funds are overseen by the same board members.

If the board consolidation is approved by shareholders of the TC Funds, the TC Life Funds and the Nuveen Funds during special shareholder meetings to be held on November 20, 2023, CREF (and VA-1) will have a separate board and different board members than the TC Funds and the TC Life Funds. As a result, the following changes will take place with respect to the CREF Board effective January 1, 2024:

•	the size of the Board will be decreased to seven (7);

•	four (4) of the eleven (11) current members of the Board who will be members of the combined TC Funds, TC Life Funds and Nuveen Funds board (Joseph A. Boateng, Michael A. Forrester, Thomas J. Kenny and Loren M. Starr) will resign as members of the Board, but will continue to serve as members of the combined board of the TC Funds, the TC Life Funds and the Nuveen Funds; and

•	the remaining seven (7) current members of the Board who will not join the combined TC Funds, TC Life Funds and Nuveen Funds board and will resign from the TC Funds and TC Life Funds board effective close of business on December 31, 2023 (Forrest Berkley, Joseph A. Carrier, Janice C. Eberly, Nancy A. Eckl, Howell E. Jackson, Nicole Thorne Jenkins and James M. Poterba) will continue to serve as members of the Board.

The following is added to the section directly after the “Equity ownership of Trustees” table:

The table below presents information on Trustees who own securities in companies (other than registered investment companies) that are advised by entities that are under common control with the Accounts’ investment adviser, TIAA-CREF Investment Management, LLC (“TCIM”), as of December 31, 2022:

Name of Trustee	Name of Owners/ Relationships to Trustee	Companies[2]	Title of Class	Value of Securities[3]	Percent of Class[4]
Thomas J. Kenny	Thomas Joseph Kenny 2021 Trust (Mr. Kenny is Initial Trustee and Settlor.)	Global Timber Resources LLC	None	$61,063	0.01%
	KSHFO, LLC[1]	Global Timber Resources Investor Fund, LP	None	3,593	0.39
	KSHFO, LLC[1]	Global Agriculture II Investor Fund LP	None	9,448	0.67

[1]	Mr. Kenny owns 6.6% of KSHFO, LLC.
[2]	TCIM and the investment advisers to these Companies are indirectly commonly controlled by Nuveen, LLC.
[3]	These amounts reflect the current value of holdings as of December 31, 2022.
[4]	These percentages reflect the overall amount committed to invest in the Companies, not current ownership percentages.

A41505 (10/23)